UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.    )

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TESSERA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TESSERA TECHNOLOGIES, INC.

3099 Orchard Drive

San Jose, CA 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2005

The Annual Meeting of Stockholders of Tessera Technologies, Inc. (the “Company”) will be held on Thursday, May 19, 2005 at 2:30 p.m. Pacific Daylight Time, at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, CA 95054, for the following purposes:

1.	To elect eight members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2005;

3.	To approve the Company’s Third Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,200,000 shares and to revise the automatic award formula for non-employee directors; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 8, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournments of the Annual Meeting of Stockholders.

In order to ensure your representation at the Annual Meeting of Stockholders, you are requested to submit your proxy via the Internet, by telephone or by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting of Stockholders and file with the Corporate Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

MICHAEL A. FORMAN

Corporate Secretary

San Jose, California

April 13, 2005

TESSERA TECHNOLOGIES, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 19, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Tessera Technologies, Inc. (the “Company”), a Delaware corporation, to be held at 2:30 p.m. Pacific Daylight Time on Thursday, May 19, 2005 and at any adjournments or postponements thereof for the following purposes:

•	To elect eight members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2005;

•	To approve the Company’s Third Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,200,000 shares and to revise the automatic award formula for non-employee directors; and

•	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, CA 95054. This proxy statement and accompanying form of proxy will be mailed to stockholders on or about April 15, 2005.

Solicitation

This solicitation is made on behalf of the our Board of Directors. We will bear the costs of preparing and mailing this proxy statement and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on April 8, 2005 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on April 8, 2005, there were 43,524,651 shares of common stock issued and outstanding.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

Directors will be elected by a plurality of votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. All other proposals require the affirmative vote of a majority of votes present in person or by proxy at the Annual Meeting. Abstentions therefore have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

We request that you vote your shares via the Internet, by telephone or by marking the accompanying proxy card to indicate your votes, signing and dating it, and returning it to the Company in the enclosed envelope. If your completed proxy card is received prior to or at the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR (1) the election of the Company’s nominees as directors; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2005; (3) the approval of the Company’s Third Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,200,000 shares and to revise the automatic award formula for non-employee directors; and (4) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

Voting Electronically Via the Internet or Telephone

Shareholders whose shares are registered in their own names may vote by mail or electronically via the Internet or by telephone. Instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting facilities will close at 5:30 p.m. Central Daylight Time on Wednesday, May 18, 2005. If your shares are held in street name, the voting instruction form should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote via the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote via the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing with the Corporate Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted via the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Corporate Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to Michael A. Forman, Vice President, Finance and Administration and Corporate Secretary, Tessera Technologies, Inc., at the address of our principal executive offices at 3099 Orchard Drive, San Jose, California 95134. Our telephone number is (408) 894-0700. Stockholders may also revoke their proxy by entering a new vote via the Internet or by telephone.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2006 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than December 14, 2005 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

Our Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Corporate Secretary at our principal executive offices at the address set forth above no earlier than February 18, 2006 and no later than March 20, 2006. Our Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors is currently comprised of eight members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. Our Restated Bylaws require that there be eight members of the Board of Directors. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the eight nominees designated below to serve until the 2006 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Boehlke, Ekholm, Goodrich and Nothhaft and Drs. Joseph, McWilliams and Young are current directors. Patricia M. Cloherty resigned from the Board of Directors in 2004, and Robert J. Boehlke was elected as a director by the remaining members of the Board of Directors on December 13, 2004 to fill Ms. Cloherty’s vacancy. D. James Guzy, who is also a current director, will retire and not stand for re-election at the Annual Meeting, and will continue his relationship with the Company as a Director Emeritus. David C. Nagel is nominated to the Board of Directors for election at the Annual Meeting. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. The Board of Directors has nominated the eight individuals below for election as directors.

The following table sets forth certain information concerning the nominees for directors of the Company as of April 13, 2005.

Name	Age	Director Since	Position with the Company
Robert J. Boehlke	63	2004	Director
E. Borje Ekholm	42	1999	Director
John B. Goodrich	63	2001	Director
Al S. Joseph	72	2001	Director
Bruce M. McWilliams	48	1999	President, Chief Executive Officer and Director
David C. Nagel	59	—	Nominee for Director
Henry R. Nothhaft	61	2004	Director
Robert A. Young	62	1991	Director

Robert J. Boehlke has served as a member of our Board of Directors since December 2004. Mr. Boehlke currently serves on the board of directors for LTX Corp. and MEMC Electronic Materials, Inc. He was the executive vice president and chief financial officer for KLA-Tencor, a semiconductor equipment manufacturer, prior to his retirement in 2000. During his 17-year tenure with KLA-Tencor, Mr. Boehlke held a variety of management positions including chief operating officer and chief financial officer. Prior to joining KLA-Tencor, Boehlke was an investment banking partner at Kidder, Peabody & Company, Inc. He received a B.S. in engineering from the U.S. Military Academy at West Point and an M.B.A from Harvard University.

E. Borje Ekholm has served as a member of our Board of Directors since May 1999. Since January 1998, he has been Head of New Investments at Investor AB, a Swedish industrial holding company, and President at Investor Growth Capital Inc., an advisor on private equity investments for Investor AB. From January 1995 to December 1997, he was President of Novare Kapital AB, a subsidiary of Investor AB. He currently serves on the board of directors of WM-data AB, Biotage AB, AB Chalmersinvest and b-business partners b.v. He received an M.S. in electrical engineering from Kungliga Tekniska Hogskolan, Sweden and an M.B.A. from INSEAD, Fontainebleau, France. He is also a member of Investor AB’s Management Group.

John B. Goodrich has served as a member of our Board of Directors since August 2001. Mr. Goodrich is a former member of the law firm of Wilson Sonsini Goodrich & Rosati where he practiced corporate law for 30 years until retiring in January 2002. Wilson Sonsini Goodrich & Rosati formerly served as our outside counsel.

Mr. Goodrich presently serves on the board of Trimble Navigation Limited and BioNumerik Corporation, and on the boards of several private companies. Mr. Goodrich received a B.A. from Stanford University, a J.D. from the University of Southern California and an L.L.M. in taxation from New York University.

Al S. Joseph, Ph.D. has served as a member of our Board of Directors since August 2001 and is currently a part-time employee, serving as our Executive Vice President. He is an industry consultant and has been Chairman of the Board of Isothermal Systems Research, Inc. since 1998. Dr. Joseph founded Vitesse Semiconductor Corporation, Enhanced Energy Systems, Unitive Electronics, Inc., and Quad Design Ltd. He has worked in the semiconductor industry for more than 40 years, 15 of which he spent focused specifically in the semiconductor packaging industry. Dr. Joseph has published 32 papers, was a fellow of the American Institute of Physics, was also a winner of the Chairman Award and National CIT Award and has served on several government committees. Dr. Joseph holds a Ph.D. in physics from Case Western University.

Bruce M. McWilliams, Ph.D. has served as Chief Executive Officer, President and a member of our Board of Directors since June 1999. He became Chairman of the Board in February 2002. From November 1997 to January 1999, he was President and Chief Executive Officer of S-Vision Inc., a silicon chip-based display company which he co-founded. From January 1995 to November 1996, Dr. McWilliams served as Senior Vice President at Flextronics International Ltd., an electronic manufacturing services company. From February 1989 to January 1995, he served as President of nCHIP Inc., a multi-chip module packaging company which he co-founded and which was acquired by Flextronics in 1995. Dr. McWilliams received a B.S., a M.S. and a Ph.D. in physics from Carnegie Mellon University.

David C. Nagel, Ph.D. has served as President and Chief Executive Officer of PalmSource, Inc., a company that provides operating system software platforms for mobile information devices, since August 2001. From April 1996 through August 2001, he served as Chief Technology Officer of AT&T Corp., a communications services company, as well as President of AT&T Labs from August 1997 to August 2001 and Chief Technology Officer of Concert, a joint venture between AT&T and British Telecom, from June 1999 to August 2001. From 1988 to April 1996, Dr. Nagel held various positions at Apple Computer, a personal computing device manufacturer, including Senior Vice President, Research and Development. Prior to joining Apple, he was head of human factors research at Ames Research Center. Dr. Nagel is a director of PalmSource, Inc., Liberate Technologies, ArcSoft, Inc. and Nuance Communications, Inc. Dr. Nagel received a B.S. and a M.S. in engineering and a Ph.D. in experimental psychology from the University of California, Los Angeles.

Henry R. Nothhaft has served as a member of our Board of Directors since May 2004. He has served as CEO and Chairman of the Board of Danger Inc., a software company for wireless service providers since October 2002. From May 2001 to October 2002, he served as President and CEO of Endforce, an IP software company, where he remained non-executive Chairman of the Board from October 2002 to March 2005. Mr. Nothhaft joined Concentric Network Corporation, a recognized market leader in Enterprise Virtual Private Networks, high-speed access and electronic commerce enabled web hosting, as President and Chief Executive Officer in 1995, and became Chairman of the Board in 1998. In June 2000, Concentric merged with Nextlink and became XO Communications, Inc., with Mr. Nothhaft serving as Vice Chairman until April 2001. From 1989 to 1994, Mr. Nothhaft was President and Chief Executive Officer of David Systems, a data networking equipment firm. From 1983 to 1989, he held various executive positions and served on the board of directors of DSC Communications Corporation, a telecommunications company that designs, develops, manufactures and markets digital switching, access, transport and private network system products for the worldwide telecommunications marketplace. From 1979 to 1983, Mr. Nothhaft was Vice President of Marketing and Sales for GTE Telenet Communications Corporation (now Sprint), the first public data network provider in the U.S. He received an M.B.A. in Information Systems Technology from George Washington University and a B.S. with distinction in Economics from the U.S. Naval Academy, and is a former officer in the U.S. Marine Corps.

Robert A. Young, Ph.D. has served as a member of our Board of Directors since 1991 and served as Chairman of the Board from 1996 to 2002. Since May 2003, Dr. Young has served as a Managing Director of Mirador Capital LLC, a private equity firm investing in venture capital and early stage technology companies.

From August 1998 to February 2001, Dr. Young served as Chief Executive Officer of Curl Corporation, an Internet infrastructure software company. From 1986 to 1997, Dr. Young was a Managing Director at Dillon, Read & Co., Inc., an investment bank. He was the Managing Partner of Dillon Read’s venture capital funds and responsible for corporate finance for technology companies. Prior to Dillon Read, he held a number of management and executive positions in sales, marketing, development and general management at IBM Corporation. His last position at the IBM Corporation was as President, IBM Instruments, Inc. Dr. Young presently serves on the board of directors of ATI Technologies, Inc. and several private information technology companies. He received a B.S. in chemistry from the University of Delaware and a Ph.D. in physical chemistry from the Massachusetts Institute of Technology.

Director Emeritus

The Board of Directors has elected D. James Guzy to serve as Director Emeritus effective following the Annual Meeting. As Director Emeritus, Mr. Guzy will be invited to attend Board meetings, but he will not have voting rights. Mr. Guzy will serve as Director Emeritus for an initial term of two years, with such position renewable annually thereafter by the Board of Directors. Directors Emeritus will receive a $15,000 annual cash retainer and will be available to consult with the CEO or members of our Board of Directors, as requested.

D. James Guzy has served as a member of our Board of Directors since June 2000. Since 1969, he has served as President of the Arbor Company, a limited partnership involved in the electronics and computer industry. Mr. Guzy is a director of PLX Technology, Inc., Intel Corporation, Cirrus Logic, Inc., Davis Selected Group of Mutual Funds and Alliance Capital Management Technology Fund. Mr. Guzy received a B.S. from the University of Minnesota and an M.S. from Stanford University.

All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

During 2004, the Board of Directors held a total of eight meetings. All directors attended at least 75% of the total number of Board meetings and meetings of Board committees on which the director served during the time he served on the Board or committees.

The Board of Directors has determined each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Messrs. Ekholm, Goodrich and Nothhaft and Drs. Nagel and Young.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Robert A. Young, a member of the Audit Committee of the Board of Directors, is an “Audit Committee Financial Expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listed in his biographical summary provided above in the section entitled “Proposal 1—Election of Directors.” Copies of our Audit Committee, Nominating Committee and Compensation Committee charters and our corporate governance guidelines are available, free of charge, on our website at http://www.tessera.com.

Audit Committee. The Audit Committee reviews the work of our internal accounting and audit processes and the Independent Registered Public Accounting Firm. The Audit Committee has sole authority for the appointment, compensation and oversight of our Independent Registered Public Accounting Firm and to approve any significant non-audit relationship with the Independent Registered Public Accounting Firm. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. During 2004, the Audit Committee was comprised of Dr. Young (Chair), Mr. Goodrich and Mr. Guzy. Effective upon the adjournment of the Annual Meeting, the Audit Committee will be comprised of Dr. Young (Chair), Mr. Ekholm and Mr. Goodrich. During 2004, the Audit Committee held 11 meetings.

Compensation Committee. The Compensation Committee approves our goals and objectives relevant to compensation, stays informed as to market levels of compensation and, based on evaluations submitted by management, recommends to our Board of Directors compensation levels and systems for the Board of Directors and our officers that correspond to our goals and objectives. The Compensation Committee also produces an annual report on executive compensation for inclusion in our proxy statement. During 2004, the Compensation Committee was comprised of Mr. Nothhaft (Chair), Mr. Ekholm and Dr. Young. Effective upon the adjournment of the Annual Meeting, the Compensation Committee will be comprised of Mr. Nothhaft (Chair), Mr. Boehlke and Dr. Young. During 2004, the Compensation Committee held ten meetings.

Nominating Committee. The Nominating Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. This committee is also responsible for developing and recommending to the Board of Directors our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis. During 2004, the Nominating Committee was comprised of Mr. Ekholm (Chair), Dr. Young and Mr. Nothhaft. Effective upon the adjournment of the Annual Meeting, the Nominating Committee will be comprised of Mr. Boehlke (Chair), Mr. Goodrich and Mr. Nothhaft. During 2004, the Nominating Committee held five meetings.

Lead Independent Director. The Nominating Committee has recommended to the Board of Directors that E. Borje Ekholm continue to serve as Lead Independent Director. In April 2004, Mr. Ekholm was appointed Lead Independent Director and presides at meetings of Independent Directors.

Stockholder Communication with the Board of Directors

Our Nominating Committee Charter provides that the committee will consider any candidates recommended by our stockholders.

The director qualifications developed to date focus on what the Board believes to be essential competencies to effectively serve on the Board. The Nominating Committee may consider the following criteria in recommending candidates for election to the board:

•	experience in corporate governance, such as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company; and

•	technical expertise in an area of the Company’s operations.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees. The Nominating Committee will determine whether to retain an executive search firm to identify Board candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Nominating Committee will review each potential candidate. Management may assist the Nominating Committee in the review process at the Nominating Committee’s direction. The Nominating Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee. Candidates recommended by a stockholder are evaluated in the same manner as candidates identified by a Nominating Committee member.

Each of the nominees for election as director at the 2005 Annual Meeting is recommended by the Nominating Committee and, with the exception of David C. Nagel, each nominee is presently a director and stands for re-election by the stockholders. Mr. Boehlke and Dr. Nagel were recommended to the Nominating Committee by a third party search firm. The Company paid a fee to such third party search firm to assist in identifying and evaluating potential nominees.

Stockholders may send correspondence to the Board of Directors, the Lead Independent Director, or any other member of the Board of Directors, c/o the Corporate Secretary at our principal executive offices at the address set forth above. The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Director Attendance at Annual Meetings

Directors are encouraged to attend in person the Annual Meeting of Stockholders. All directors attended the annual meeting in 2004.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time been an officer or employee of the Company. Dr. McWilliams, our Chairman of the Board, Chief Executive Officer and President, was a director of Isothermal Systems Research, Inc., or ISR, until he resigned in March 2005, and was a member of its Board of Directors’ Compensation Committee until he resigned in August 2004. Dr. Joseph, a member of our Board of Directors, serves as Chairman of the Board and chairman of the Compensation Committee of ISR. ISR is one of our customers.

Director Compensation

Effective as of May 19, 2004 (the date of the Annual Meeting), our director compensation policy will be amended. Previously, each of our non-employee directors received a $25,000 annual cash retainer. In addition, each of our non-employee directors received $1,000 for each Board meeting attended and an additional $750 for each committee meeting attended ($250 in the case of telephonic Board or committee meetings). The chairman of our Audit Committee received an additional $5,000 annual cash retainer while the chairmen of our other committees received an additional $3,000 annual cash retainer. As of the date of the Annual Meeting, each of our non-employee directors will receive a $30,000 annual cash retainer. Board meeting fees for our non-employee directors will be eliminated; however, each of our non-employee directors serving on a committee will receive an annual cash retainer as follows: $3,000 for Audit Committee members, $2,000 for Compensation Committee and Nominating Committee members and $5,000 for Strategic Planning Committee members. The chairman of our Audit Committee will receive an additional $10,000 annual cash retainer while the chairman of our Compensation Committee will receive an additional $5,000 annual cash retainer and the chairman of our Nominating Committee will receive an additional $3,500 annual cash retainer. In addition, our Lead Independent Director will receive an additional $10,000 annual cash retainer. We also reimburse non-employee directors for their travel expenses. Members of the Board who are also our employees do not receive any compensation as directors.

Each of our non-employee directors is automatically granted options to purchase shares of our common stock on the terms and conditions set forth in our Second Amended and Restated 2003 Equity Incentive Plan, which became effective upon the completion of our initial public offering and was amended and approved by our stockholders at last year’s annual meeting. Currently, any non-employee director who is elected or appointed to the Board of Directors following the effective date of the Second Amended and Restated 2003 Equity Incentive Plan is automatically granted options to purchase 40,000 shares of our common stock on the date of his or her initial election or appointment to the Board of Directors. The currently proposed amendment and restatement of the plan approved by the Board of Directors for approval by the stockholders at the Annual Meeting would amend this provision to provide that each newly elected or appointed non-employee director would instead receive an initial restricted stock award of 10,000 shares. In addition, under the current plan, a non-employee director is automatically granted options to purchase 10,000 shares of common stock on the date of each annual meeting of our stockholders following the director’s initial election or appointment to the Board of Directors. The currently proposed amendment and restatement of the plan would amend this provision to provide that each non-employee director would instead automatically receive options to purchase 2,500 shares of our common stock and a restricted stock award of 2,500 shares on the date of each annual meeting. The terms of these awards are described in more detail under “Proposal 3—Approval of the Third Amended and Restated 2003 Equity Incentive Plan” below.

Upon becoming a director, in lieu of an initial grant of options to purchase 40,000 shares of common stock, Mr. Boehlke received a restricted stock award of 10,000 shares at a purchase price of par value ($0.001) per share. The restricted stock award will vest over a period of four years with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments thereafter.

Required Vote

The eight nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote, shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed above.

EXECUTIVE OFFICERS

The names of the executive officers of the Company, their age as of April 13, 2005 and certain other information about them are set forth below (unless set forth elsewhere in this proxy statement).

Name	Age	Position
Bruce M. McWilliams, Ph.D.	48	Chairman of the Board, Chief Executive Officer and President
R. Douglas Norby	69	Chief Financial Officer and Senior Vice President
Michael A. Forman	48	Vice President, Finance and Administration and Corporate Secretary
Nicolas J. Colella, Ph.D.	49	Senior Vice President, Product Miniaturization Division
Kirk E. Flatow	46	Senior Vice President, Advanced Semiconductor Packaging
Christopher M. Pickett	38	Senior Vice President, Licensing and General Counsel
David B. Tuckerman, Ph.D.	47	Chief Technical Officer and Senior Vice President
C. Liam Goudge*	37	Senior Vice President, Emerging Markets and Technology

*	Mr. Goudge’s appointment as an executive officer of the Company commenced on March 4, 2005.

R. Douglas Norby became our Chief Financial Officer and Senior Vice President in July 2003 after acting as a management consultant to Tessera beginning in May 2003. Prior to that, Mr. Norby served as Senior Vice President and Chief Financial Officer of Zambeel, Inc., a data storage systems company, from March 2002 to February 2003, as Senior Vice President and Chief Financial Officer of Novalux, Inc., an optical device company, from December 2000 to March 2002 and Executive Vice President and Chief Financial Officer of LSI Logic Corporation, a public semiconductor company, from November 1996 to December 2000. Novalux, Inc. filed a petition for relief under the federal Bankruptcy Code in March 2003. Mr. Norby has also held other executive management positions with Mentor Graphics Corporation, from 1993 to 1996, and Syntex Corporation, from 1978 to 1985. Mr. Norby also served on the boards of Lucasfilm Ltd., an entertainment company where he was the Chief Operating Officer, and Recordati, S.p.a., an Italian pharmaceutical company. He currently serves on the boards of LSI Logic Corporation, a public semiconductor company, Alexion Pharmaceuticals, Inc., a public biotechnology company, and STATS ChipPAC Ltd., a public semiconductor assembly and test company. Mr. Norby received a B.A. in economics from Harvard University and an M.B.A. from Harvard Business School.

Michael A. Forman has served as Vice President of Finance and Administration since February 2001 and was our Chief Financial Officer from February 2001 until July 2003. He became Corporate Secretary in June 2003. From June 2000 to February 2001, he was our Director of Financial Analysis and Planning. From October 1999 to June 2000, Mr. Forman served as Director of Financial Planning and Analysis at iLogistix Corporation, an integrated supply chain management company. From January 1996 to October 1999, he was Vice President of Finance at Invest Learning, an educational software company and subsidiary of Simon & Schuster. Mr. Forman received a B.S. degree in economics from the Wharton School at the University of Pennsylvania and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Nicholas J. Colella, Ph.D. has served as a Senior Vice President of the Company since August 2001. From March 2000 to July 2001, Dr. Colella worked as Chief Technical Officer and Vice President of PolyStor Corporation, a lithium-ion battery company. In 1995, Dr. Colella co-founded Angel Technologies Corporation, a broadband, wireless communications company and, until March 2000, he worked as its Chief Technical Officer and Executive Vice President. From May 1986 to October 1996, Dr. Colella held senior positions at the Lawrence Livermore National Laboratory where he led strategic and theater missile defense programs. Dr. Colella co-founded nCHIP Inc. Dr. Colella was also a co-founder of the National Robotics Engineering Consortium at Carnegie Mellon University and chaired its Board. He is also on the Science Advisory Board of Zyvex Corporation, a nanotechnologies company. Dr. Colella received a B.A. in honors physics from Temple University and an M.S. and a Ph.D. in physics from Carnegie Mellon University.

Kirk E. Flatow has served as a Senior Vice President of the Company since February 2002. From January 2001 to December 2001, Mr. Flatow served as President and Chief Executive Officer of Novera Optics, Inc., a dynamic optical component company. From April 1997 to January 2001, Mr. Flatow held several executive positions at Harmonic, Inc., an optical networking company, including President of Broadband Access Network Division, Vice President of Worldwide Sales and Vice President of International Operations. From October 1994 to April 1997, Mr. Flatow served as Vice President of Business Development-North America for Flextronics International Ltd. Mr. Flatow was co-founder of nCHIP Inc. where, from February 1989 to October 1994, he held senior level positions, including Vice President of Worldwide Sales, Vice President of Japan, Vice President of Finance and Chief Financial Officer. Mr. Flatow received a B.S. from the University of Santa Clara and an M.B.A. from the University of Chicago.

Christopher M. Pickett has served as a Senior Vice President of the Company since May 2001. From February 1999 to May 2001, he was our Vice President and General Counsel. From December 1995 to February 1999, he was our Director of Intellectual Property, and from August 1994 to December 1995, he served as our In-house Patent Counsel. Prior to working at Tessera, he worked at several San Jose-based patent law firms. Mr. Pickett is a member of the California Bar and the U.S. Patent Bar. He received a B.S. in electrical engineering from California Polytechnic State University, San Luis Obispo, and a J.D. from the University of San Francisco.

David B. Tuckerman, Ph.D. has served as our Chief Technical Officer and Senior Vice President since February 2003. From 1998 to 2003 he was a consultant and partner in several venture capital funds for CMEA Ventures. Dr. Tuckerman co-founded nCHIP Inc. and, from 1989 to 1995, served as Chief Technology Officer. From 1996 to 1997, Dr. Tuckerman worked at Flextronics International Ltd. Prior to that, Dr. Tuckerman managed advanced research and development projects at Lawrence Livermore National Laboratory and, before that, worked for International Business Machines at its T.J. Watson Research Center and Cambridge Scientific Center. Dr. Tuckerman received a B.S. in physics and electrical engineering and an M.S. in electrical engineering from the Massachusetts Institute of Technology. He also received a Ph.D. in electrical engineering from Stanford University and an M.B.A. from Stanford University’s Graduate School of Business. Dr. Tuckerman holds 15

United States patents, has authored more than 50 technical publications and is a Fellow of the Institute of Electrical and Electronics Engineers (IEEE).

C. Liam Goudge has served as a Senior Vice President of the Company since March 2005. Prior to working at the Company, Mr. Goudge worked at ARM PLC, where he held a variety of roles in semiconductor intellectual property (IP) sales, marketing and business development over an 11-year span. Most recently, Mr. Goudge served as ARM’s director of worldwide business development, where he was responsible for guiding corporate strategy and M&A activity. Prior to ARM, he held managerial positions in marketing at Texas Instruments, in both France and England, where he worked on early wireless products for the GSM cellular market. Mr. Goudge holds a BEng with honors in electronic engineering and French from the University of Nottingham, England, and a postgraduate diploma in marketing from Cambridge College of Marketing. He is a member of the World Affairs Council.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation received during each of the three years ended December 31, 2004 by our chief executive officer and our six other most highly compensated executives whose total compensation exceeded $100,000 in each such fiscal year. These seven officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position(s)	Fiscal Year ended Dec. 31,	Annual Compensation		Long-Term Compensation Shares Underlying Stock Options
		Salary	Bonus
Bruce M. McWilliams, Ph.D. Chairman of the Board, Chief Executive Officer and President	2004 2003 2002	$283,038 282,423 255,180	$261,700 113,437 121,900	480,000 — —

R. Douglas Norby (1) Chief Financial Officer and Senior Vice President	2004 2003 2002	226,577 90,539 —	82,745 31,762 —	— 440,000 —

Michael A. Forman (2) Vice President, Finance and Administration and Corporate Secretary	2004 2003 2002	181,577 181,731 172,591	47,960 37,514 34,125	40,000 — —

Nicholas J. Colella, Ph.D. Senior Vice President, Product Miniaturization Division	2004 2003 2002	210,846 211,346 195,111	90,219 38,180 39,488	45,000 100,000 —

Kirk E. Flatow (3) Senior Vice President, Advanced Semiconductor Packaging	2004 2003 2002	233,038 233,654 180,097	113,870 100,000 62,606	80,000 — 600,000

Christopher M. Pickett Senior Vice President, Licensing and General Counsel	2004 2003 2002	237,499 234,769 215,108	151,463 80,000 43,538	300,000 — —

David B. Tuckerman, Ph.D. (4) Chief Technical Officer and Senior Vice President	2004 2003 2002	220,000 198,846 —	39,325 38,064 —	— 500,000 —

(1)	Mr. Norby became our Chief Financial Officer and Senior Vice President in July 2003. All information in this section relates to compensation paid to Mr. Norby for services rendered during July 2003 through December 2004.

(2)	Mr. Forman has served as Vice President, Finance and Administration since February 2001. Mr. Forman also served as our Chief Financial Officer from February 2001 to July 2003 and became our Corporate Secretary in June 2003.
(3)	Mr. Flatow became our Senior Vice President, Marketing and Sales in February 2002. All information in this section relates to compensation paid to Mr. Flatow for services rendered during the period from February 2002 through December 2004.
(4)	Dr. Tuckerman has served as our Chief Technical Officer and Senior Vice President since February 2003. All information in this section relates to compensation paid to Dr. Tuckerman for services rendered during February 2003 through December 2004.

Stock Option Grants in 2004

The following table sets forth information regarding grants of stock options we granted during the fiscal year ended December 31, 2004 to the named executive officers. We granted options to purchase a total of 1,865,100 shares of our common stock during 2004. Potential realizable values are net of exercise price before taxes and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth.

	Individual Grants
	Number of Shares of Common Stock Underlying Option Granted	Percentage of Total Options Granted to Employees in FY 2004		Exercise or Base Price Per Share		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
							5%		10%
Bruce M. McWilliams	200,000 50,000 230,000	10.72 2.68 12.33	% % %	$ $ $	18.66 17.30 17.75	4/5/2014 4/15/2014 8/17/2014	$ $ $	2,347,035 1,903,975 2,050,576	$ $ $	5,947,847 5,242,349 5,475,786
R. Douglas Norby	—	—			—	—		—		—
Michael A. Forman	40,000	2.14%			$18.66	4/5/2014		$469,407		$1,189,569
Nicholas J. Colella	45,000	2.41%			$18.66	4/5/2014		$528,083		$1,338,266
Kirk E. Flatow	80,000	4.29%			$18.66	4/5/2014		$938,814		$2,379,139
Christopher M. Pickett	150,000 25,000 125,000	8.04 1.34 6.70	% % %	$ $ $	18.66 17.30 17.75	4/5/2014 4/15/2014 8/17/2014	$ $ $	2,347,035 1,903,975 2,050,576	$ $ $	5,947,847 5,242,349 5,475,789
David B. Tuckerman	—	—			—	—		—		—

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth the number and value of securities underlying options held as of December 31, 2004.

Name	Number of Shares Acquired	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bruce M. McWilliams	449,627	$8,973,475	1,483,703	480,004	$51,800,714	$9,860,097
R. Douglas Norby	18,000	$575,460	206,583	215,417	$6,447,622	$6,603,998
Michael A. Forman	143,162	$2,237,344	149,899	47,272	$5,134,882	$1,107,725
Nicholas J. Colella	283,900	$7,001,324	15,833	141,667	$429,301	$4,290,636
Kirk E. Flatow	418,346	$7,413,413	7,486	254,168	$228,536	$7,604,207
Christopher M. Pickett	372,014	$7,786,516	237,897	285,418	$7,356,314	$5,678,114
David B. Tuckerman	100,682	$1,949,992	128,528	270,790	$4,364,811	$9,196,028

(1)	Values for the underlying shares have been calculated based on the fair market value at the close of trading as listed on Nasdaq at December 31, 2004 of $37.21 per share, less the applicable exercise price per share, multiplied by the underlying shares.

Change of Control Arrangements

Severance Agreements

We have entered into severance agreements with Nicholas J. Colella, Kirk E. Flatow, Michael A. Forman, Bruce M. McWilliams, R. Douglas Norby, C. Liam Goudge and Christopher M. Pickett. The severance agreements provide that, in the event an executive’s employment is terminated without cause or the executive resigns for good reason within 12 months following a change of control, the executive will receive six months’ base salary and 12 months’ accelerated vesting of any unvested options or shares of common stock (Mr. Norby’s agreement provides for 18 months’ accelerated vesting). This accelerated vesting is in addition to any accelerated vesting provided under our stock option plans. For purposes of the severance agreements, a “change of control” includes our merger or combination with or into a third party or the sale of all or substantially all of our assets. For purposes of the severance agreements, “good reason” means the executive’s relocation to more than 30 miles from the Company’s current facility or a reduction in the executive’s base salary or in job-related duties.

For purposes of the employment agreements, termination for “cause” generally means the executive’s termination by us as a result of the executive’s conviction of or plea of no contest to any crime involving moral turpitude or punishable by imprisonment, the executive’s commission of an act of fraud upon the Company, the executive’s repeated failure or refusal to satisfactorily perform his or her duties, the executive’s gross negligence, insubordination or material violation of any duty of loyalty to us, the executive’s commission of any act which is detrimental to our business or goodwill, or a material breach by the executive of his or her employment agreement.

Stock Options

We routinely grant our executive officers stock options pursuant to our stock option plans. Change of control provisions applicable to such stock option plans generally provide for accelerated vesting of unvested awards in connection with a change of control if such awards are not assumed or replaced with comparable awards by our successor company or its parent.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2004, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than agreements and transactions described below.

Employment Agreements

We have entered into severance agreements with our named executive officers. See “Compensation of Executive Officers—Change of Control Agreements.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in our restated certificate of incorporation that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

Pursuant to our restated certificate of incorporation and bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. A “director” or “officer” includes any person who is or was a director or officer of us, is or was serving at our request as a director or officer of another enterprise or was a director or officer of a corporation which was a predecessor corporation of us or of another enterprise at the request of the predecessor corporation. Pursuant to our restated certificate of incorporation and bylaws, we also have the power to indemnify our employees to the extent permitted under Delaware law. Our restated certificate of incorporation and bylaws provide that our Board of Directors may authorize the advancement of expenses for the defense of any action for which indemnification is required or permitted. Our restated certificate of incorporation and bylaws permit us to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of us or, at our request, served in such a capacity for another enterprise.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and

•	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

Stock Option Grants

We have granted stock options to purchase shares of our common stock to our executive officers and directors. See “Compensation of Executive Officers” and “Security Ownership by Certain Beneficial Owners and Management.”

Consulting Arrangements

Al S. Joseph, Ph.D., a member of our Board of Directors, was engaged in 2001 by Tessera, Inc. as a consultant to provide business development and strategic planning advice and assistance relating to government research and development contracts and semiconductor and wireless opportunities. In lieu of receiving any cash compensation for his consulting services, Dr. Joseph was granted an option to purchase 324,000 shares of our common stock at an exercise price of $2.10 per share. The option vests monthly over three years beginning June 1, 2001, subject to Dr. Joseph’s continued relationship with us. In the event Dr. Joseph is terminated by us for reasons other than cause, an additional one-third of this option will immediately vest. Dr. Joseph’s consulting arrangement with us was terminated in exchange for the employment arrangement described below.

On December 20, 2004, Dr. Joseph entered into an employment offer letter with us. Dr. Joseph will serve as Executive Vice President, will be employed on a part-time basis and will receive an annual salary of $50,000. Pursuant to the offer letter, Dr. Joseph received a one-time grant of an option to purchase 100,000 shares of our common stock. The option vests monthly over a period of four years.

Beginning August 28, 2002, we entered series of agreements agreement with ISR to develop high density chip packages and modules for integration with ISR’s spray cooling technology. These agreements are subcontracting arrangements which relate to work that ISR has contracted to perform for the Department of Defense under the Advanced Controlled Environmental Systems program. These subcontracts provide for total revenues to us of $14.6 million. Our revenues for fiscal 2002, 2003 and 2004 totaled $1.5 million, $2.3 million and $5.2 million, respectively.

Beginning June 1, 2004, we entered into additional agreements with ISR to develop specific electronic applications that can be easily integrated with their spray cooling technology and to develop multi-processor boards, backplanes and dense ball stack memory devices that can be used in high performance computing servers. These agreements are subcontracting arrangements which relate to work that ISR has contracted to perform for the Department of Defense and Department of Energy. These subcontracts provide for total revenues to us of $1.6 million. Our revenues for fiscal 2004 totaled $830,000.

We may enter into other agreements with ISR in the future relating to these projects or other similar efforts.

Dr. McWilliams, our President, Chief Executive Officer and Chairman of the Board, was, until March 2005, a member of the board of directors of ISR. Dr. McWilliams has in the past performed, and may continue to perform, consulting services for ISR, and has received and may continue to receive cash compensation in connection with such services. In consideration of such consulting services, in September 2003, Dr. McWilliams received an option to purchase 100,000 shares of ISR common stock which vests over a three-year period. Dr. Joseph, a member of our Board of Directors, currently serves the Chairman of the Board of Directors of ISR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director and each nominee to become a director, (ii) each executive officer, (iii) all directors, nominees and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of March 31, 2005.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options or a warrant held by the person or entity that are exercisable within 60 days of March 31, 2005, but excludes common stock underlying options or warrants held by any other person or entity. Percentage of beneficial ownership is based on 43,388,511 shares of common stock outstanding as of March 31, 2005.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total Class
Executive Officers, Directors and Nominees
Bruce M. McWilliams, Ph.D. (1)	1,472,728	3.29%
R. Douglas Norby (2)	187,870	*
Michael A. Forman (3)	85,213	*
Nicholas J. Colella, Ph.D. (4)	20,343	*
Kirk E. Flatow (5)	30,453	*
Christopher M. Pickett (6)	119,030	*
David B. Tuckerman, Ph.D. (7)	167,423	*
C. Liam Goudge (8)	6,000	*
Robert J. Boehlke (9)	10,000	*
E. Borje Ekholm (10)	72,708	*
John B. Goodrich (11)	63,098	*
D. James Guzy (12)	72,500	*
Al S. Joseph, Ph.D. (13)	153,999	*
David C. Nagel, Ph.D.	—	—
Henry R. Nothhaft (14)	40,000	*
Robert A. Young Ph.D. (15)	649,860	1.50%
All current executive officers, directors and nominees to become a director as a group (sixteen persons)	3,151,225	6.88%

5% Stockholders
Goldman Sachs Asset Management, L.P. (16)	4,433,246	10.22%
FMR Corp. (17)	2,466,600	5.68%

*	Represents beneficial ownership of less than 1%.
(1)	Includes 1,404,581 shares issuable upon exercise of outstanding options held by Dr. McWilliams, exercisable within 60 days of March 31, 2005.
(2)	Includes 186,167 shares issuable upon exercise of outstanding options held by Mr. Norby, exercisable within 60 days of March 31, 2005.
(3)	Includes 85,213 shares issuable upon exercise of outstanding options held by Mr. Forman, exercisable within 60 days of March 31, 2005.
(4)	Includes 18,543 shares issuable upon exercise of outstanding options held by Dr. Colella, exercisable within 60 days of March 31, 2005.
(5)	Includes 30,001 shares issuable upon exercise of outstanding options held by Mr. Flatow, exercisable within 60 days of March 31, 2005.
(6)	Includes 116,544 shares issuable upon exercise of outstanding options held by Mr. Pickett, exercisable within 60 days of March 31, 2005.
(7)	Includes 160,560 shares issuable upon exercise of outstanding options held by Dr. Tuckerman, exercisable within 60 days of March 31, 2005.

(8)	Includes 6,000 shares of restricted stock subject to the Company’s option to repurchase such shares if Mr. Goudge ceases to be an employee within 60 days of March 31, 2005.
(9)	Includes 10,000 shares of restricted stock subject to the Company’s option to repurchase such shares if Mr. Boehlke ceases to be a director within 60 days of March 31, 2005.
(10)	Includes 62,708 shares issuable upon exercise of outstanding options held by Mr. Ekholm, exercisable within 60 days of March 31, 2005.
(11)	Includes 59,999 shares issuable upon exercise of outstanding options held by Mr. Goodrich, exercisable within 60 days of March 31, 2005.
(12)	Includes 72,500 shares issuable upon exercise of outstanding options held by Mr. Guzy, exercisable within 60 days of March 31, 2005.
(13)	Includes 153,999 shares issuable upon exercise of outstanding options held by Dr. Joseph, exercisable within 60 days of March 31, 2005.
(14)	Includes 40,000 shares issuable upon exercise of outstanding options held by Mr. Nothhaft, exercisable within 60 days of March 31, 2005.
(15)	Includes 10,000 shares issuable upon exercise of outstanding options held by Dr. Young, exercisable within 60 days of March 31, 2005.
(16)	Goldman Sachs Asset Management, L.P. is an investment advisor and disclaims beneficial ownership of any securities managed on its behalf by third parties. The address for Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, NY 10005. The information in this table is based solely on information contained in Schedule 13G/A filed with the SEC on February 7, 2004 by Goldman Sachs Asset Management, L.P.
(17)	Includes (i) 1,925,500 shares beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment advisor (Edward C. Johnson 3d, Chairman of FMR Corp., has sole dispositive power of such shares); (ii) 246,600 shares for which sole investment and voting control is held by each of Edward C. Johnson 3d and FMR Corp. (members of the Johnson family, including Abigail P. Johnson, a Director of FMR Corp., represent approximately 49% of the voting power of FMR Corp. and, pursuant to a shareholders’ voting agreement, vote their shares in accordance with the majority vote); and (iii) 294,600 shares beneficially owned by Fidelity International Limited (a partnership controlled by Edward C. Johnson 3d and members of his family have the right to vote approximately 39.89% of the total votes of Fidelity International Limited). The address for FMR Corp. is 82 Devonshire Street, Boston, MA 02109. The information in this table is based solely on information contained in a joint Schedule 13G filed on February 14, 2005 by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson.

PROPOSAL 2

RATIFICATION OF AUDITORS

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2005. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

	2004	2003
Audit fees (1)	$608,302	$614,000
Audit-related fees (2)	—	—
Tax fees (3)	162,535	55,500
All other fees (4)	5,563	4,988

Total	$776,400	$674,488

(1)	Represents the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those fiscal years.
(2)	Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees.”
(3)	Represents the aggregate fees billed for tax compliance, advice and planning. These services include preparation of the Company’s tax return, tax consultation and completion of the R&D (research and development) study started in 2003.
(4)	Represents the aggregate fees billed for all products and services provided that are not included under “audit fees,” “audit-related fees” or “tax fees.” These services include consultation for government contract review in 2004 and 2003.

Audit Committee Pre-Approval Policies

Before an Independent Registered Public Accounting Firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the Independent Registered Public Accounting Firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the Independent Registered Public Accounting Firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. For the year ended December 31, 2004, 100% of non-audit services were pre-approved by the Audit Committee (100% of tax fees and 100% of all other fees were pre-approved).

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be required to ratify the selection of PricewaterhouseCoopers LLP.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2005.

PROPOSAL 3

APPROVAL OF THE THIRD AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve our Third Amended and Restated 2003 Equity Incentive Plan (the “2003 Plan”). Our Board of Directors approved the amended and restated 2003 Plan on March 24, 2005, subject to stockholder approval. The amended and restated 2003 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

The principal features of the 2003 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2003 Plan itself which is attached to this proxy statement as Appendix A.

Proposed Amendments

Under the current terms of the 2003 Plan, a total of 4,288,930 shares of our common stock are reserved for issuance pursuant to awards granted under the 2003 Plan, plus those shares represented by awards under the Tessera, Inc. 1999 Stock Plan that expire or are cancelled without having been exercised in full.

Our stockholders are now being asked to approve an amendment to the 2003 Plan which will provide that the number of shares of our common stock reserved for issuance under the 2003 Plan will be increased by 1,200,000 shares. The increase in shares has been necessitated by the hiring of new employees and by the grant of additional stock options to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

The 2003 Plan also includes an amendment to the formula grant of options to directors as described more fully under “Automatic Option and Restricted Stock Grants to Directors.” Currently, any non-employee director who is elected or appointed to the Board of Directors following the effective date of the Second Amended and Restated 2003 Equity Incentive Plan is automatically granted options to purchase 40,000 shares of our common stock on the date of his or her initial election or appointment to the Board of Directors. The amendment to the 2003 Plan would amend this provision to provide that each newly elected or appointed non-employee director would instead receive an initial restricted stock award of 10,000 shares on the date of his or her election or appointment, with such award vesting over a period of four years with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments thereafter. In addition, under the current plan, a non-employee director is automatically granted options to purchase 10,000 shares of common stock on the date of each annual meeting of our stockholders following the director’s initial election or appointment to the Board of Directors. The amendment to the 2003 Plan would amend this provision to provide that each non-employee director would instead automatically receive options to purchase 2,500 shares of our common stock and a restricted stock award of 2,500 shares on the date of each annual meeting. These annual option grants and annual restricted stock awards would vest in equal monthly installments over a period of one year.

The 2003 Plan is not being amended in any respect other than to reflect the changes described above.

The existing 2003 Plan was first adopted by our Board of Directors and approved by our stockholders in May 2004. As of March 31, 2005, awards covering an aggregate of 2,943,504 shares were outstanding under the

2003 Plan, and 1,536,672 shares (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations, forfeitures, repurchases or expiration of awards) remained available for future grants. The closing share price for our common stock on Nasdaq on March 31, 2005 was $43.23.

Purposes

The purposes of the 2003 Plan are to attract and retain the best available personnel for positions of responsibility and to provide additional incentive to our employees, directors and consultants and to promote the success of our business.

Securities Subject to the 2003 Plan

Assuming approval of this Proposal 3, the number of shares of our common stock that may be issued pursuant to awards granted under the 2003 Plan shall not exceed, in the aggregate, 5,488,930 shares, plus those shares represented by awards under the Tessera, Inc. 1999 Stock Plan that expire or are cancelled without having been exercised in full.

To the extent that an award expires or becomes unexercisable without having been exercised in full, any shares subject to the award will be available for future grant or sale under the 2003 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations or shares of restricted stock which are forfeited or repurchased by us at a price not greater than their original exercise price pursuant to the 2003 Plan may again be optioned, granted or awarded under the 2003 Plan.

Administration

The 2003 Plan may generally be administered by our Board of Directors or a committee appointed by the Board (the Board or any such committee, the “Committee”). The 2003 Plan is currently being administered by the Compensation Committee of our Board of Directors. The Compensation Committee, comprised of Messrs. Ekholm and Nothhaft and Dr. Young, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code, or Code. Subject to any retention of authority by our Board of Directors, the Committee may make any determinations deemed necessary or advisable for the 2003 Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders.

Eligibility

Our employees, consultants and directors are eligible to receive awards under the 2003 Plan. As of March 31, 2005, we had approximately 142 employees and consultants, and we currently have eight directors, six of whom are non-employee directors. The Committee determines which of our employees, consultants and directors will be granted awards. No employee or consultant is entitled to participate in the 2003 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the Committee may participate in the 2003 Plan. Assuming approval of this Proposal 3, the 2003 Plan also provides that certain stock options and restricted stock awards will be automatically granted to our non-employee directors, as described below under “Automatic Option and Restricted Stock Grants to Directors.”

Awards Under the 2003 Plan

The 2003 Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options, or NQSOs, will provide for the right to purchase common shares at a specified price which may not be less than the par value of a share of our common stock on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner”, the 2003 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be sold to participants at various prices or granted with no purchase price and may be made subject to such conditions or restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. The Committee shall establish the purchase price, if any, and form of payment for each restricted stock award. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between us and the purchaser, accompanied by the payment of the purchase price for the shares. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our ordinary shares over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in ordinary shares or in a combination of both.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the Committee to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance targets and may be paid in cash or in ordinary shares or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our ordinary shares over a predetermined period. Performance awards may also include bonuses that may be granted by our remuneration committee on an individual or group basis and which may be payable in cash or in ordinary shares or in a combination of both.

Stock Payments may be authorized by the Committee in the form of ordinary shares or an option or other right to purchase ordinary shares as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

The Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net income;

•	pre-tax income;

•	operating income;

•	cash flow;

•	earnings per share;

•	return on equity;

•	return on invested capital or assets;

•	cost reductions or savings;

•	funds from operations;

•	price per share of our common stock;

•	operating profit;

•	working capital; and

•	earnings before interest, taxes, depreciation and/or amortization.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed 1,500,000 shares of common stock.

Automatic Option and Restricted Stock Grants to Directors

Any new non-employee director will be granted a restricted stock award for 10,000 shares on the date of his or her initial election or appointment to the Board of Directors. In addition, each non-employee director will be automatically granted a restricted stock award for 2,500 shares and an annual option to purchase 2,500 shares of our common stock on the date of each annual meeting of our stockholders. Members of our Board of Directors who are our employees who subsequently retire from employment but remain on the Board of Directors will not receive an initial restricted stock grant as described above, but, to the extent they are eligible, will receive subsequent restricted stock grants on the date of each annual meeting of our stockholders.

The exercise price of the options automatically granted to directors will be equal to the fair market value of a share of our common stock on the date of grant. Initial restricted stock awards will vest over a period of four years with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments thereafter. Annual option grants and annual restricted stock awards will vest in equal monthly installments over a period of one year. No portion of an option automatically granted to a director will be exercisable after the tenth anniversary after the date of option grant. Additionally, an option automatically granted to a director will be exercisable after the termination of the director’s services as described below.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

Exercise Price. The Committee determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NQSOs.

Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise or any combination thereof.

Term of Option. The term of options granted under the 2003 Plan may be no more than ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment. If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2003 Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability. If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death. Under the 2003 Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after the date of death to the extent the options are exercisable on the date of death, but in no event may the option be exercised after the expiration of its term.

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Committee.

Awards Not Transferable

Awards may generally not be sold, pledged, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. The Committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders. ISOs may not be transferable. If the Committee makes an award transferable, such award shall contain such additional terms and conditions as the Committee deems appropriate.

Adjustments Upon Changes in Capitalization

In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our common stock, the Committee will make appropriate adjustments in the number and type of shares of stock subject to the 2003 Plan, the terms and conditions of any award outstanding under the 2003 Plan, and the grant or exercise price of any such award.

In the event of a change of control, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e., become exercisable immediately in full) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards. Under the 2003 Plan, a change of control is generally defined as:

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or

•	the sale of all or substantially all of our assets.

Amendment and Termination of the 2003 Plan

With the approval of our Board of Directors, the Committee may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the 2003 Plan requires stockholder approval for any amendment to the 2003 Plan to the extent necessary to comply with applicable laws, rules and regulations. No action by our Board of Directors, the Committee or our stockholders may alter or impair any award previously granted under the 2003 Plan without the consent of the holder. Unless terminated earlier, the 2003 Plan shall terminate ten years from the date of its approval by our Board of Directors.

Federal Income Tax Consequences Associated with the 2003 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2003 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. In the case of stock-settled SARs granted with an exercise price equal to the fair market value of our common stock on the date of grant, no taxable income is realized upon the receipt of the stock-settled SAR, but upon exercise of the stock-settled SAR the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2003 Plan in such a manner that the Compensation Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A. Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2003 Plan are subject to the requirements of Section 409A in form and in operation. For example, the following types of awards will be subject to Section 409A: SARs settled in cash, non-qualified stock options granted with an exercise price less than fair market value on the date of grant, deferred stock awards and other awards that provide for deferred compensation.

If a 2003 Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the Plan) are not entirely clear.

New Plan Benefits

Under the 2003 Plan, our Chief Executive Officer and our six most highly compensated executive officers other than our Chief Executive Officer have received the following option grants and awards of restricted stock: Bruce M. McWilliams, Ph.D., our Chairman of the Board, Chief Executive Officer and President, has received options to purchase 480,000 shares; R. Douglas Norby, our Chief Financial Officer and Senior Vice President, has received options to purchase 440,000 shares; Michael A. Forman, our Vice President, Finance and Administration and Corporate Secretary, has received options to purchase 40,000 shares; Nicholas J. Colella, Ph.D., our Senior Vice President, Product Miniaturization Division, has received options to purchase 145,000 shares; Kirk E. Flatow, our Senior Vice President, Advanced Semiconductor Packaging, has received options to purchase 80,000 shares; Christopher M. Pickett, our Senior Vice President, Licensing and General Counsel, has received options to purchase 300,000 shares; David B. Tuckerman, Ph.D., our Chief Technical Officer and Senior Vice President, has received options to purchase 500,000 shares; and C. Liam Goudge, our Senior Vice President, Emerging Markets and Technology, has received options to purchase 100,000 shares and a restricted stock award for 6,000 shares. All of our executive officers as a group have received options to purchase an aggregate of 2,085,000 shares under the 2003 Plan and restricted stock awards for an aggregate of 6,000 shares. Our non-executive officer employees as a group have received options to purchase an aggregate of 3,411,800 shares under the 2003 Plan.

Our non-employee directors as a group are eligible to receive automatic grants under the 2003 Plan, as described above under “Automatic Option and Restricted Stock Grants to Directors.” Under the 2003 Plan, our non-employee directors as a group have received options to purchase an aggregate of 220,000 shares and restricted stock awards for an aggregate of 10,000 shares. Pursuant to our automatic grant policy for our non-employee directors, our non-employee directors are eligible to receive options to purchase an aggregate of 12,500 shares and restricted stock awards for an aggregate of 22,500 shares during 2005 (including a restricted stock award for 10,000 shares to be issued to David C. Nagel on the date of the Annual Meeting following his election to the Board of Directors). The dollar value of these future grants to be made in 2005 pursuant to our automatic grant policy for our non-employee directors, based on the closing price of our common stock on Nasdaq on April 8, 2005, is $1,560,650.

All other future grants under the 2003 Plan are within the discretion of our Board of Directors or its committee and the benefits of such grants are, therefore, not determinable.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be required to approve the proposed amendment and restatement of the 2003 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the Third Amended and Restated 2003 Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2004 for all of our equity compensation plans, including our Second Amended and Restated 2003 Equity Incentive Plan, 1999 Stock Option Plan, Amended and Restated 1996 Stock Plan, 1991 Stock Option Plan and Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,618,040	$7.50	1,915,496	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	6,618,040	$7.50	1,915,496

(1)	Includes 170,891 shares remaining available for future issuance under the Employee Stock Purchase Plan and 1,744,605 shares remaining available for future issuance under the Second Amended and Restated 2003 Equity Incentive Plan as of December 31, 2004 and excludes the proposed increase of 1,200,000 shares to the Third Amended and Restated Equity Incentive Plan described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2004, with the exception of one late Form 4 for David B. Tuckerman with regard to one exercise of stock options, which was due on December 15, 2004, but was filed on December 22, 2004.

The following Compensation Committee Report, Audit Committee Report and Stock Performance Graph are not considered proxy solicitation materials and are not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate filings made by the Company under those statutes, the Compensation Committee Report, Audit Committee Report and Stock Performance Graph shall not be incorporated by reference into any prior filings or into any future filings made by the Company under those statutes.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has furnished this report on executive compensation. None of the members of the Compensation Committee is currently an officer or employee of the Company and all are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for designing, recommending to the Board of Directors for approval and evaluating the compensation plans, policies and programs of the Company and reviewing and approving the compensation of the chief executive officer and other officers and directors.

Compensation Policy and Philosophy

The Compensation Committee designs our executive compensation with the overall objectives to (i) attract, retain and motivate key executive talent; (ii) reward key executives based on business performance; (iii) align executive incentives with the interests of stockholders; and (iv) encourage the achievement of Company objectives.

Executive compensation comprises three components: (1) base salary; (2) annual incentive bonuses; and (3) long-term incentives in the form of stock options, restricted stock or other equity awards. The Company strives to provide a competitive total compensation package to senior management based on surveys of broad groups of companies of comparable size within related industries. The Compensation Committee has retained an independent compensation consultant to make periodic reviews of competitive data and to provide recommendations to the Compensation Committee regarding the Company’s compensation policies. In addition, the Company has entered into severance agreements with each of the Company’s executive officers.

Base Salary. Each year, the Company evaluates compensation trends, practices and levels of comparable companies in the Company’s industry and other industries in order to determine the competitiveness of the pay structure for its Chief Executive Officer and other executive officers. Each executive’s base salary is determined by an assessment of the executive’s job description, level of experience and performance and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive’s performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year’s budget process.

Annual Incentive Bonuses. The Chief Executive Officer and other executive officers are eligible to receive annual incentive bonuses based upon the achievement during the year of certain agreed upon objectives. All executive officers were eligible in 2004 for formula-based annual bonus awards. The maximum amounts payable under the Company’s annual incentive bonus program ranged from twenty-five percent to one hundred percent of the executive’s base salary.

Bonuses under the annual incentive bonus program are based on corporate performance objectives, and in the case of executives other than the Chief Executive Officer, certain individual performance objectives in addition to corporate objectives. The corporate objectives upon which all executives’ bonuses are based consist of milestones of a financial and strategic nature. Specific objectives within the financial category include the Company’s profitability and achievement of predetermined revenue targets. Specific objectives within the strategic category include certain business goals determined by the Compensation Committee. The Compensation Committee assigns a relative weight to each objective, and performs an annual evaluation of the executive’s and the Company’s achievement of those objectives. Each executive is assigned a score based on the percentage of total objective achievement, and is entitled to that percentage of such executive’s maximum annual incentive bonus.

Long Term Incentives. The Company provides its Chief Executive Officer, its executive officers and other key employees with long-term incentive compensation through the granting of stock options. The Compensation Committee has reviewed other forms of equity-linked compensation as an alternative to stock options, such as restricted stock and performance shares. The Compensation Committee determined to continue the use of stock options as the exclusive equity incentive for its executives during 2004, although it may determine otherwise in 2005 or subsequent years. The Company believes that stock options provide the Company’s key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. Stock options also create an incentive to remain with the Company for the long term because the options typically vest over a four-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of the Company’s common stock increases over time.

The Board of Directors has the ultimate responsibility of administering the Company’s stock option plan. Option grants for the Executive Officers are approved by the Compensation Committee and the date of grant is the date of the Compensation Committee meeting.

Other Compensation. In addition, our executive officers, including our Chief Executive Officer, are eligible for health insurance and other employee benefits comparable in the aggregate to the benefits that are generally available to all of our full-time employees.

Compensation of our Chief Executive Officer

In determining our Chief Executive Officer’s base salary for 2004, the Compensation Committee considered compensation data for chief executive officers of certain peer companies, and reviewed surveys and data gathered by Compensia, Inc. for the comparison group. Dr. McWilliams’ 2004 base salary of $286,000 was set consistent with the Compensation Committee’s philosophy that compensation above competitive levels should come from the performance-based variable portion of the overall compensation package. For 2004, the Company’s Chief Executive Officer was eligible to receive a maximum incentive bonus of 100% of his base salary. Based on the Compensation Committee’s assessment of the Company’s achievement of corporate performance objectives determined in advance for 2004, and a mathematical weighting of those objectives, the Chief Executive Officer was awarded a bonus of $271,000, equal to 95% of his base salary of $286,000.

In 2004, the Compensation Committee awarded Dr. McWilliams stock options under our 2003 Equity Incentive Plan exercisable for 480,000 shares of our stock. The Compensation Committee’s award of stock options to Dr. McWilliams was based on our overall financial performance, Dr. McWilliams’ leadership in advancing the Company’s accelerating execution of its intellectual property and services businesses, and a comparison to equity grant levels of chief executive officers of peer group companies, based on data developed by Compensia, Inc. and reviewed by the Compensation Committee. Of these 480,000 options, options covering 250,000 shares were awarded under the “refresh” grant program designed to provide ongoing equity incentives to the Company’s executives, and options covering 230,000 shares were awarded as a special grant designed to recognize his outstanding contributions during the prior year and to provide additional retention through an extended vesting period of five years.

Internal Revenue Code Section 162(m)

To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers anticipated tax consequences to the Company and to its executives of various payments and benefits. Under Section 162(m) of the Internal Revenue Code (the “Code”), the amount of compensation paid to certain executives which is deductible with respect to our corporate taxes is limited to $1,000,000 annually. Compensation exceeding $1,000,000 annually may be deducted if it is “performance-based compensation” within the meaning of the Code. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company’s ability to obtain a corporate tax deduction for compensation paid to its Named Executive Officers to the extent consistent with the best interests of the Company and its stockholders.

The Code and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is unlikely that the compensation paid to any named executive officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to the Named Executive Officers shall be designed to qualify as “performance-based compensation.” The Compensation Committee intends to continue to evaluate the effects of the Code and any applicable Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

March 16, 2005

COMPENSATION COMMITTEE

HENRY R. NOTHHAFT

E. BORJE EKHOLM

ROBERT A. YOUNG, PH.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers regulations. A copy of the Audit Committee Charter is available on the Company’s website at http://www.tessera.com.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Independent Registered Public Accounting Firm’s qualifications and independence, and the performance of the Company’s internal audit function and the Independent Registered Public Accounting Firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the fiscal year ended December 31, 2004, with the Company’s management and PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications)). The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PricewaterhouseCoopers LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2005.

March 14, 2005

AUDIT COMMITTEE

ROBERT A. YOUNG, PH.D.

JOHN B. GOODRICH

D. JAMES GUZY

PERFORMANCE GRAPH

The following graphic representation shows a comparison of total stockholder return for holders of our common stock from November 13, 2003, the date of our initial public offering, through December 31, 2004, compared with The Nasdaq Stock Market (U.S.) Index and the Philadelphia Stock Exchange Semiconductor Index. This graphic comparison is presented pursuant to the rules of the Securities and Exchange Commission.

COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*

AMONG TESSERA TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE PHILADELPHIA SEMICONDUCTOR INDEX

	11/13/03	12/31/03	12/31/04
Tessera Technologies, Inc.	$100.00	$101.68	$201.14
Nasdaq Stock Market (U.S.) Index	$100.00	$106.98	$110.72
Philadelphia Stock Exchange Semiconductor Index	$100.00	$95.85	$76.25

*	$100 invested on November 13, 2003 in our common stock, the Philadelphia Stock Exchange Semiconductor Index and the Nasdaq Stock Market, including reinvestment of dividends. Fiscal year ending December 31, 2004.

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Our Annual Report for the fiscal year ended December 31, 2004 has been mailed with this proxy statement.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

Sincerely,

MICHAEL A. FORMAN

Corporate Secretary

San Jose, California

April 13, 2005

APPENDIX A

TESSERA TECHNOLOGIES, INC.

THIRD AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

1.  Purposes of the Plan.    The purposes of this Plan are to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock, Performance Awards, Dividend Equivalents, Deferred Stock, Stock Payments and Stock Appreciation Rights may also be granted under the Plan.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)  “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c)  “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan.

(d)  “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(e)  “Board” means the Board of Directors of the Company.

(f)  “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(g)  “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(h)  “Common Stock” means the Common Stock of the Company.

(i)  “Company” means Tessera Technologies, Inc., a Delaware corporation.

(j)  “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(k)  “Deferred Stock” shall mean Common Stock awarded under Section 9(e) of the Plan.

(l)  “Director” means a member of the Board of Directors of the Company.

(m)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n)  “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 9(c) of the Plan.

(o)  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(p)  “Employee” means any person, including executive officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(r)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)  “Holder” means the holder of an outstanding Award granted under or issued pursuant to the Plan.

(t)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)  “Non-Employee Director” means a Director who is not an Employee of the Company.

(v)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)  “Option” means a stock option granted pursuant to the Plan.

(x)  “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(y)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)  “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 9(b) of the Plan.

(aa)  “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (i) net income, (ii) pre-tax income, (iii) operating income, (iv) cash flow, (v) earnings per share, (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the Fair Market Value of a share of Common Stock, (xi) operating profit, (xii) working capital and (xiii) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided that each of the business criteria described in subsections (i) through (xiii) shall be determined in accordance with generally accepted accounting principles (“GAAP”). For each fiscal year of the Company, the Administrator may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (i) through (xiii) for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principles under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

(bb)  “Plan” means this Third Amended and Restated 2003 Equity Incentive Plan.

(cc)  “Public Trading Date” shall mean the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(dd)  “Restricted Stock” means shares of Common Stock awarded under Section 8 below.

(ee)  “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(ff)  “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(gg)  “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

(hh)  “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(ii)  “Service Provider” means an Employee, Director or Consultant.

(jj)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(kk)  “Stock Appreciation Right” shall mean a stock appreciation right granted under Section 10 of the Plan.

(ll)  “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a Service Provider in cash, awarded under Section 9(d) of the Plan.

(mm)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is the sum of: (a) 5,488,930 shares, plus (b) with respect to options granted under the Tessera, Inc. 1999 Stock Plan that are assumed by the Company and expire or are canceled without having been exercised in full, the number of shares subject to each such option as to which such option was not exercised prior to its expiration or cancellation. Shares issued upon exercise of Awards may be authorized but unissued, or reacquired Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are forfeited back to the Company or repurchased by the Company at a price not greater than their original exercise price and pursuant to the exercise of the Company’s repurchase rights or the forfeiture provisions under the Plan, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

4.  Administration of the Plan.

(a)  Administrator.    Except to the extent otherwise provided below, the Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Non-Employee Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3, and such Committee shall be otherwise comprised to comply with all Applicable Laws. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors.

(b)  Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)  to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)  to approve forms of agreement for use under the Plan;

(v)  to determine the terms and conditions of any Awards granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to determine whether and under what circumstances an Option may be settled in cash under Section 7(f) instead of Common Stock;

(vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)  to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award has declined since the date the Option was granted;

(ix)  to initiate an Option Exchange Program;

(x)  to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)  Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

(d)  Provisions Applicable to Section 162(m) Participants.

(i)  The Administrator, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(ii)  Notwithstanding anything in the Plan to the contrary, the Administrator may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Section 9 that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(iii)  To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Sections 8 and 9 which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (A) designate one or more Section 162(m) Participants, (B) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (C) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards which may be earned for such fiscal year or other designated fiscal period or period of service, and (D) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Administrator shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Administrator shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(iv)  Furthermore, notwithstanding any other provision of the Plan or any Award, the Plan and any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such requirements.

5.  Eligibility.

(a)  General Eligibility.    Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Each Non-Employee Director of the Company shall be eligible to be automatically granted Options at the times and in the manner set forth in Section 11.

(b)  No Right to Continuing Service.    Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuing the Holder’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)  Award Limit.    No Service Provider shall be granted, in any calendar year, Awards to purchase more than 1,500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13. For purposes of this Section 5(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in this Section 5(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

6.  Term of Plan.    The Plan shall become effective upon its adoption by the Board (the “Effective Date”). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the first to occur of (a) the expiration of ten (10) years from the date the Plan is adopted by the Board or (b) the expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 22.

7.  Terms of Options.

(a)  Limitations on Incentive Stock Options.    Each Option shall be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)  Term of Option.    The term of each Option shall be stated in the applicable Award Agreement; provided, however, that, in the case of Incentive Stock Options, the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price.    The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (provided, however, that the per share exercise price shall be no less than the par value of a Share, unless otherwise permitted by applicable state law), and shall be subject to the following:

(i)  In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)  granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

(iii)  In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(d)  Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check, (iii) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (iv) with the consent of the Administrator, other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months, or the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) with the consent of the Administrator, any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other Applicable Law.

(e)  Exercise of Option.

(i)  Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (B) such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws, (C) upon the exercise of all or a portion of an unvested Option pursuant to Section 8(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and (D) full payment for the Shares with respect to which the Option is exercised, including payment of any applicable withholding tax. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Holder, in the name of the Holder and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(ii)  Termination of Relationship as a Service Provider.    If a Holder ceases to be a Service Provider other than by reason of the Holder’s death or Disability, such Holder may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii)  Disability of Optionee.    If a Holder ceases to be a Service Provider as a result of the Holder’s Disability, the Holder may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv)  Death of Optionee.    If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f)  Buy out Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

(g)  Regulatory Extension.    A Holder’s Award Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(b) or (ii) the expiration of a period of three (3)

months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h)  Early Exercisability.    The Administrator may provide in the terms of a Holder’s Award Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any repurchase, forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

(i)  Options in Lieu of Compensation.    Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Non-Employee Directors in lieu of directors’ fees which would otherwise be payable to such Non-Employee Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

8.  Restricted Stock Awards.

(a)  Rights to Purchase.    Restricted Stock may be issued to Service Providers either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Restricted Stock under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer; provided, however, that the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. Restricted Stock may also be awarded in consideration for past services actually rendered to the Company for its benefit. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

(b)  Repurchase Option; Forfeiture.    Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Holder’s service with the Company for any reason (including death or Disability). If no cash consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall be forfeited to the Company, without consideration, upon the voluntary or involuntary termination of the Holder’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right or forfeiture provisions shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Award Agreement; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

(c)  Other Provisions.    The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)  Rights as a Stockholder.    Once Restricted Stock is issued, the Holder shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is issued, except as provided in Section 13 of the Plan.

9.  Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments.

(a)  Eligibility.    One or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Service Provider whom the Administrator determines should receive such an Award.

(b)  Performance Awards.

(i)  Any Service Provider selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Service Provider.

(ii)  Without limiting Section 9(b)(i), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 4(d). Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

(c)  Dividend Equivalents.

(i)  Any Service Provider selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(ii)  Any Holder of an Option who is a Service Provider selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(iii)  Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

(d)  Stock Payments.    Any Service Provider selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

(e)  Deferred Stock.    Any Service Provider selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

(f)  Term.    The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

(g)  Exercise or Purchase Price.    The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

(h)  Exercise Upon Termination of Relationship as a Service Provider.    A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is a Service Provider, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a termination of the Holder’s relationship as a Service Provider following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a termination of the Holder’s relationship as a Service Provider without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise.

(i)  Form of Payment.    Payment of the amount determined under Section 9(b) or 9(c) above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Section 9 is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 16.

10.  Stock Appreciation Rights.

(a)  Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Service Provider selected by the Administrator. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

(b)  Coupled Stock Appreciation Rights.

(i)  A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(ii)  A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(iii)  A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

(c)  Independent Stock Appreciation Rights.

(i)  An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Holder is a Service Provider;

provided that the Administrator may determine that the ISAR may be exercised subsequent to termination of the Holder’s relationship as a Service Provider without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise.

(ii)  An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

(d)  Payment and Limitations on Exercise.

(i)  Payment of the amounts determined under Section 9(b)(iii) and 9(c)(ii) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 16.

(ii)  Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

11.  Automatic Awards to Non-Employee Directors.

(a)  During the term of the Plan, a person who is initially elected or appointed to the Board after the Effective Date and who is a Non-Employee Director at the time of such initial election or appointment automatically shall be granted 10,000 shares of Restricted Stock (subject to adjustment as provided in Section 13) on the date of such initial election or appointment (an “Initial Restricted Stock Award”). In addition, during the term of the Plan, each Non-Employee Director automatically shall be granted (i) an Option to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Section 13) (a “Subsequent Option”), and (ii) 2,500 shares of Restricted Stock (subject to adjustment as provided in Section 13) (a “Subsequent Restricted Stock Award”), on the date of each annual meeting of stockholders following the Effective Date; provided, however, that a person who is initially elected to the Board after the Effective Date at an annual meeting of stockholders and who is a Non-Employee Director at the time of such initial election shall receive only an Initial Restricted Stock Award on the date of such election and shall not receive a Subsequent Option or a Subsequent Restricted Stock Award until the date of the next annual meeting of stockholders following such initial election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Restricted Stock Award pursuant to the first sentence above, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Subsequent Options and Subsequent Restricted Stock Awards as described in the preceding sentence.

(b)  The exercise price per share of the shares subject to each Subsequent Option granted to a Non-Employee Director shall equal one hundred percent (100%) of the Fair Market Value per Share on the date of grant. The purchase price per share of the shares subject to each Initial Restricted Stock Award and each Subsequent Restricted Stock Award shall equal the par value per share of the Common Stock.

(c)  Except as otherwise provided in this Section 11, Initial Restricted Stock Awards and Subsequent Restricted Stock Awards granted to Non-Employee Directors pursuant to this Section 11 shall be subject to the terms and conditions of Section 8. Initial Restricted Stock Awards and Subsequent Restricted Stock Awards shall be subject to a repurchase option in favor of the Company upon the voluntary or involuntary termination of the Non-Employee Director’s service with the Company for any reason (including death or Disability). The repurchase price shall be equal to the original purchase price per share for such Award. Initial Restricted Stock Awards granted to Non-Employee Directors shall be released from the Company’s repurchase option over four (4) years, with twenty-five percent (25%) of the shares subject to each Restricted Stock Award being released from the Company’s repurchase option on the one year anniversary of the date of issuance and the remaining shares being released from the Company’s repurchase option in equal monthly installments thereafter, unless otherwise determined by the Administrator. Subsequent Restricted Stock Awards granted to Non-Employee Directors shall be released from the Company’s repurchase option in equal monthly installments over a 12-month period following the date of the Award, unless otherwise determined by the Administrator.

(d)  Except as otherwise provided in this Section 11, Subsequent Options granted to Non-Employee Directors pursuant to this Section 11 shall be subject to the terms and conditions of Section 7. Subsequent Options granted to Non-Employee Directors shall vest and become exercisable in equal monthly installments over a 12-month period following the date of grant, unless otherwise determined by the Administrator. Subject to Sections 7(e)(ii), (iii) and (iv), the term of each Option granted to a Non-Employee Director shall be ten (10) years from the date the Subsequent Option is granted.

12.  Non-Transferability of Awards.

(a)  No Award under the Plan may be sold, pledged, assigned hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b)  During the lifetime of the Holder, only he or she may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

13.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)  Subject to Section 13(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5(c));

(ii)  the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)  the grant or exercise price with respect to any Award.

(b)  Subject to Sections 13(d) and (e), in the event of any transaction or event described in Section 13(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i)  To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been obtained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; and

(v)  To provide that immediately upon the consummation of such event, such Award shall not be exercisable and shall terminate; provided that for a specified period of time prior to such event, such Award shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Award Agreement upon some or all Shares may be terminated.

(c)  Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)  In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after either transaction the prior stockholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a “Change of Control”), then each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or a Subsidiary of the successor corporation refuses to assume or substitute for each outstanding Option, the Holders shall fully vest in and have the right to exercise each outstanding Option as to all of the Shares covered thereby, including Shares as to which would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Holders that all outstanding Options shall be fully exercisable for a period of at least fifteen (15) days prior to the closing of the Change of Control, and any Options that are not exercised within such period shall terminate immediately prior to the Change of Control. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Change of Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other securities property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

(e)  With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 13 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 13 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

14.  Time of Granting Options and Stock Purchase Rights.    The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

15.  Amendment and Termination of the Plan.

(a)  Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval.    The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code or Applicable Laws.

(c)  Effect of Amendment or Termination.    No amendment alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations.    As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.  Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six (6) months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

18.  Loans.    The Administrator may, in its discretion, extend one or more loans to Service Providers in connection with the exercise or receipt of an Award granted or awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator. Notwithstanding the foregoing, no loan shall be made under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other Applicable Law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other Applicable Law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

19.  Section 16.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

20.  Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.  Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.  Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. In addition, if the Board determines that Awards which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

23.  Governing Law.    The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

Proxy – TESSERA TECHNOLOGIES, INC.

PROXY FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

MAY 19, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF TESSERA TECHNOLOGIES, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held May 19, 2005 and the proxy statement, and appoints Bruce M. McWilliams, R. Douglas Norby and Michael A. Forman, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Tessera Technologies, Inc. (the “Company”) held by the undersigned on April 8, 2005 that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, CA 95054, May 19, 2005 at 2:30 p.m. Pacific Daylight Time, and at any adjournment(s) or postponement(s) thereof in the manner set forth on the reverse side.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy card will be voted FOR election of the nominees listed in item 1, FOR proposal 2 and FOR proposal 3.

(Continued and to be voted on the reverse side)

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy card, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet

•	Call toll free 1-800-264-9267 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Daylight Time, on May 18, 2005.

THANK YOU FOR VOTING

ANNUAL MEETING PROXY CARD

A. Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

		For	Withheld
01 –	Robert J. Boehlke	☐	☐
02 –	E. Borje Ekholm	☐	☐
03 –	John B. Goodrich	☐	☐
04 –	Al S. Joseph, Ph.D.	☐	☐
05 –	Bruce M. McWilliams, Ph.D.	☐	☐
06 –	David C. Nagel, Ph.D.	☐	☐
07 –	Henry R. Nothhaft	☐	☐
08 –	Robert A. Young, Ph.D.	☐	☐

B. Proposals

The Board of Directors recommends a vote FOR the following proposals:

		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2005.	☐	☐	☐

3.	Approval of the Company’s Third Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,200,000 shares and to revise the automatic award formula for non-employee directors.	☐	☐	☐

4.	The Board of Directors is not aware of any other business to come before the Annual Meeting. However, in their discretion, the Proxies appointed on the reverse side are authorized to vote in their discretion upon any other business that may properly come before the meeting or any postponements or adjournments thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy card. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1–Please keep signature within box	Signature 2–Please keep signature within box	Date (mm/dd/yyyy)

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